Fixed Assets and Intangible Assets, Net (Details 1) (USD $)	Dec. 31, 2012
Schedule of estimated future amortization and depreciation of intangible and tangible assets
2013	$ 161,547
2014	156,498
2015	122,365
2016	52,886
2017 and thereafter	55,253
Estimated future amortization and depreciation of intangible and tangible assets, Total	$ 548,549